Exhibit 99.1

Marchex Announces Fourth Quarter 2014 and Full Year 2014 Results

SEATTLE — (BUSINESS WIRE) – February 25, 2015 — Marchex, Inc. (NASDAQ:MCHX), a mobile advertising technology company, today announced its financial results for the fourth quarter and full year ended December 31, 2014.

“Over the last several years, we have focused on bringing visibility to the mobile advertising world through our call analytics platform. Early on we saw the makings of a giant advertising measurement opportunity as mobile experiences would become a major driver of sales both online and offline, including consumer calls to businesses,” said Pete Christothoulou, Chief Executive Officer of Marchex. “In 2015 and beyond, we will continue to support enterprise clients through call analytics product innovations combined with delivering incredible customer experiences.”

Q4 2014 Financial Highlights1

•	GAAP revenue was $33.3 million for the fourth quarter of 2014, compared to $39.7 million for the fourth quarter of 2013.

•	GAAP net income from continuing operations was $571,000 for the fourth quarter of 2014, compared to GAAP net income from continuing operations of $597,000 for the fourth quarter of 2013.

•	GAAP net income from continuing operations attributable to common stockholders per diluted share was $0.01 for the fourth quarter of 2014. This compares to GAAP net income from continuing operations attributable to common stockholders per diluted share of $0.02 for the fourth quarter of 2013.

	Q4 2014	Q4 2013
GAAP Revenue	$33.3 million	$39.7 million
Call-Driven and related revenue[5]	$30.3 million	$34.5 million
Non-GAAP Results:
Call-Driven Adjusted OIBA[4]	$2.5 million	$1.7 million
Call-Driven Adjusted EBITDA[4]	$3.4 million	$2.6 million
Adjusted OIBA[4]	$3.5 million	$4.3 million
Adjusted EBITDA[4]	$4.4 million	$5.2 million
Archeo Revenue including domain gains and sales[2,4]	$3.0 million	$5.2 million
Domain gains and sales[2]	$1.7 million	$1.6 million

•	Adjusted non-GAAP EPS[3] from continuing operations for the fourth quarter of 2014 was $0.05, compared to $0.07 for the fourth quarter of 2013.

Full Year 2014 Financial Highlights1

•	GAAP revenue was $182.6 million for 2014, compared to $152.6 million for 2013.

•	GAAP net loss from continuing operations was $19.4 million for 2014, which includes the effect of a non-cash charge to income tax expense of $22.3 million for a valuation allowance on our deferred tax assets recorded in the third quarter, compared to GAAP net income from continuing operations of $957,000 for 2013.

•	GAAP net loss from continuing operations attributable to common stockholders per diluted share was $0.49 for 2014. This compares to GAAP net income from continuing operations attributable to common stockholders per diluted share of $0.03 for 2013.

	FY 2014	FY 2013
GAAP Revenue	$182.6 million	$152.6 million
Call-Driven and related revenue[5]	$168.1 million	$135.1 million
Non-GAAP Results:
Call-Driven Adjusted OIBA[4]	$11.1 million	$6.3 million
Call-Driven Adjusted EBITDA[4]	$14.7 million	$9.9 million
Adjusted OIBA[3,4]	$17.2 million	$15.8 million
Adjusted EBITDA[3,4]	$20.9 million	$19.5 million
Archeo Revenue including domain gains and sales[2,4]	$14.5 million	$21.2 million
Domain gains and sales[2]	$7.4 million	$6.2 million

[1]	In July 2013, certain pay-per-click assets were sold. As a result, the financial results of these pay-per-click assets are presented as discontinued operations, net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Includes domain sales recognized in gains on sales and disposals of intangible assets in 2013 and domain sales recognized in GAAP revenue. In September 2013 upon the launch of its domain marketplace, the Company commenced recognizing domain sales as revenue.
[3]	Adjusted OIBA, Adjusted EBITDA and Non-GAAP EPS include the impact of domain gains and sales. Historically, these non-GAAP measures excluded the impact of domain gains and sales.
[4]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.
[5]	Allstate contributed revenue of $48.8 million and $18.0 million in 2014 and 2013, respectively. Substantially all of the 2014 revenue related to the nine months ended September 30, 2014.

Marchex Q4 2014 and Recent Call-Driven Business Highlights:

•	Revenue. Call-Driven and related revenue was $30.3 million for the fourth quarter of 2014 compared to $34.5 million for the fourth quarter of 2013.

•	Products. The Company recently launched Marchex Call Analytics for Search, the newest addition to its Call Analytics platform. For the first time, enterprise-level marketers can track and measure which keywords drive sales from millions of mobile consumers who call businesses directly from click-to-call ads on their smartphones. Marketers can then improve campaigns in real time based on this data.

Non-Operating Q4 2014 Highlights:

Marchex purchased 669,000 shares or 2% of its outstanding Class B common stock for a total price of $2.5 million under its new share repurchase program established in November 2014.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of February 25, 2015, and exclude any contribution from Archeo operations, including domain sales, and discontinued operations. Archeo operating results would be additive to our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the First Quarter ending March 31, 2015

Call-Driven Revenue	$32 million or more
Call-Driven Adjusted OIBA [1]	$1.5 million or more
Call Driven Adjusted EBITDA [1]	$2.5 million or more

[1]	These non-GAAP Call-Driven measures assign all Marchex corporate overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, February 25, 2015 to discuss its fourth quarter and year ended December 31, 2014 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising technology company. The company provides a suite of products and services for businesses that depend on consumer phone calls to drive sales. Marchex’s mobile advertising platform delivers new customer phone calls to businesses, while its technology analyzes the data in these calls to help maximize ad campaign results. Marchex disrupts traditional advertising models by giving businesses full transparency into their ad campaign performance and charging them based on new customer acquisition.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 25, 2015 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA , Adjusted OIBA, Adjusted EBITDA, Revenue including domain gains and/or sales, Adjusted OIBA and EBITDA including and excluding domain gains and sales and Adjusted non-GAAP EPS including and excluding domain gains and sales. Marchex also provides Call-Driven Adjusted OIBA and EBITDA.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and separation related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions and acquisition and separation related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and acquisition and separation related cost. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations. Historically, these Non-GAAP measures excluded gain/loss on sales and disposals of intangible assets for each asset and any domain sales contribution.

Archeo revenue including domain gains and sales represents GAAP revenue and includes sales proceeds from the sale of domains recognized in gain/loss on sales and disposals of intangible assets and domain sales sold through Marchex’s Domain Marketplace which are recognized in GAAP revenue. Adjusted OIBA and EBITDA including or excluding domain gains and sales includes the above descriptions of Adjusted OIBA and EBITDA and includes/excludes domain sales contribution and gain/loss on sales and disposals of intangible assets. Call-Driven Adjusted OIBA and EBITDA includes the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assigns all Marchex general corporate overhead costs to the Call-Driven results. Financial analysts and investors may use the non-GAAP historical Revenue including/excluding domain gains and sales and Adjusted OIBA and EBITDA including/excluding domain gains and sales to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3)

acquisition and separation related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax and (6) dividends paid to participating securities, and also (7) excludes the effect of any tax valuation allowance. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry. Adjusted Non-GAAP EPS excluding domain gains and sales includes the above description of Adjusted non-GAAP EPS and excludes domain sales contribution and gain/loss on sales and disposals of intangible assets.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Corporate Communications

Telephone: 206.331.3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,
	2013	2014
Revenue	$39,680	$33,291

Expenses:
Service costs (1)	23,833	17,853
Sales and marketing (1)	2,832	3,090
Product development (1)	6,760	6,962
General and administrative (1)	4,382	4,796
Amortization of intangible assets from acquisitions	426	—
Acquisition and separation related costs	(62)	—

Total operating expenses	38,171	32,701
Gain on sales and disposals of intangible assets, net	35	—

Income from operations	1,544	590
Interest expense and other, net	11	(19)

Income from continuing operations before provision for income taxes	1,555	571
Income tax expense	958	—

Net income from continuing operations	597	571
Discontinued operations:
Income from discontinued operations, net of tax	7	—
Gain on sale from discontinued operations, net of tax	1	—

Discontinued operations, net of tax	8	—
Net income	605	571
Dividends paid to participating securities	—	(28)

Net income applicable to common stockholders	$605	$543

Basic and diluted net income per Class A and Class B share applicable to common stockholders:
Continuing operations	$0.02	$0.01
Discontinued operations, net of tax	0.00	—

Basic and diluted net income per Class A and Class B share applicable to common stockholders:	$0.02	$0.01
Dividends paid per share	$—	$0.02
Shares used to calculate basic net income per share applicable to common stockholders
Class A	7,770	5,233
Class B	28,371	35,969
Shares used to calculate diluted net income per share applicable to common stockholders
Class A	7,770	5,233
Class B	38,713	41,567

(1) Includes stock-based compensation allocated as follows:
Service costs	$362	$365
Sales and marketing	171	231
Product development	508	579
General and administrative	1,321	1,704

Total	$2,362	$2,879

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended December 31,
	2013	2014

Revenue	$152,550	$182,644

Expenses:
Service costs (1)	91,858	114,581
Sales and marketing (1)	11,182	12,251
Product development (1)	27,346	29,561
General and administrative (1)	19,385	20,923
Amortization of intangible assets from acquisitions	2,926	434
Acquisition and separation related costs	878	(68)

Total operating expenses	153,575	177,682
Gain on sales and disposals of intangible assets, net	3,774	—

Income from operations	2,749	4,962
Interest expense and other, net	(37)	(62)

Income from continuing operations before provision for income taxes	2,712	4,900
Income tax expense	1,755	24,277

Net income (loss) from continuing operations	957	(19,377)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	(70)	9
Gain on sale from discontinued operations, net of tax	930	278

Discontinued operations, net of tax	860	287

Net income (loss)	1,817	(19,090)
Dividends paid to participating securities	—	(127)

Net income (loss) applicable to common stockholders	$1,817	$(19,217)

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$0.03	$(0.49)
Discontinued operations, net of tax	$0.02	$0.01

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:	$0.05	$(0.48)
Dividends paid per share	$—	$0.08
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	8,816	5,853
Class B	26,798	34,157
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	8,816	5,853
Class B	36,999	40,010

(1) Includes stock-based compensation allocated as follows:
Service costs	$1,180	$1,382
Sales and marketing	645	894
Product development	1,635	2,595
General and administrative	5,777	7,032

Total	$9,237	$11,903

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2013	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$30,912	$80,032
Accounts receivable, net	30,005	25,941
Prepaid expenses and other current assets	2,943	3,143
Refundable taxes	97	131
Deferred tax assets	1,016	—

Total current assets	64,973	109,247

Property and equipment, net	5,440	5,430
Deferred tax assets	25,138	—
Intangibles and other assets, net	484	313
Goodwill	65,679	65,679
Intangible assets from acquisitions, net	434	—

Total Assets	$162,148	$180,669

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$15,922	$13,766
Accrued expenses and other current liabilities	7,988	7,515
Deferred revenue	1,388	2,117

Total current liabilities	25,298	23,398

Other non-current liabilities	2,095	1,118

Total Liabilities	27,393	24,516

Class A common stock	80	55
Class B common stock	309	373
Treasury stock	(2)	(2,503)
Additional paid-in capital	305,517	348,467
Accumulated deficit	(171,149)	(190,239)

Total Stockholders’ Equity	134,755	156,153

Total Liabilities and Stockholders’ Equity	$162,148	$180,669

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2013	2014

Income from operations	$1,544	$590
Stock-based compensation	2,362	2,879
Amortization of intangible assets from acquisitions	426	—

Operating income before amortization (OIBA)	4,332	3,469
Acquisition and separation related costs	(62)	—

Adjusted operating income before amortization (Adjusted OIBA)	$4,270	$3,469
Domain sales contribution	(1,549)	(1,679)
Gain on sales and disposals of intangible assets, net	(35)	—

Adjusted OIBA excluding domain gains and sales	$2,686	$1,790

	Twelve Months Ended December 31,
	2013	2014

Income from operations	$2,749	$4,962
Stock-based compensation	9,237	11,903
Amortization of intangible assets from acquisitions	2,926	434

Operating income before amortization (OIBA)	14,912	17,299
Acquisition and separation related costs	878	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$15,790	$17,231
Domain sales contribution	(2,388)	(7,341)
Gain on sales and disposals of intangible assets, net	(3,774)	—

Adjusted OIBA excluding domain gains and sales	$9,628	$9,890

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2013	2014

Net cash provided by operating activities	$6,109	$4,302
Changes in assets and liabilities	(1,636)	58
Income tax expense	958	—
Interest expense and other, net	(14)	20
Gain on sales and disposals of intangible assets, net	35	—
Loss on discontinued operations, net of tax	(7)	—
Excess tax benefits related to stock compensation	(209)	—

Adjusted EBITDA	$5,236	$4,380
Domain sales contribution	(1,549)	(1,679)
Gain on sales and disposals of intangible assets, net	(35)	—

Adjusted EBITDA excluding domain gains and sales	$3,652	$2,701

Net cash used in investing activities	$(549)	$(1,000)

Net cash provided by (used in) financing activities	$202	$(3,922)

	Twelve Months Ended December 31,
	2013	2014

Net cash provided by operating activities	$13,596	$22,419
Changes in asset and liabilities	(1,154)	(25,990)
Income tax expense	1,755	24,277
Acquisition and separation related costs	940	—
Interest expense and other, net	30	62
Gain on sales and disposals of intangible assets, net	3,774	—
Income (loss) on discontinued operations, net of tax	42	(9)
Tax effect on gain on sale of discontinued operations	563	143

Adjusted EBITDA	$19,546	$20,902
Domain sales contribution	(2,388)	(7,341)
Gain on sales and disposals of intangible assets, net	(3,774)	—

Adjusted EBITDA excluding domain gains and sales	$13,384	$13,561

Net cash provided by (used in) investing activities	$1,647	$(3,178)

Net cash provided by (used in) financing activities	$(261)	$29,879

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	December 31,
	2013	2014
Adjusted Non-GAAP EPS from continuing operations	$0.07	$0.05

Net income applicable to common stockholders - diluted (GAAP EPS)	$0.02	$0.01
Shares used to calculate diluted net income per share applicable to common stockholders	38,713	41,567

Net income applicable to common stockholders	$605	$543
Stock-based compensation	2,362	2,879
Acquisition and separation related costs	(62)	—
Amortization of intangible assets from acquisitions	426	—
Interest expense and other, net	(11)	19
Dividends paid to participating securities	—	28
Tax valuation allowance	—	(659)
Discontinued operations, net of tax	(8)	—
Estimated impact of income taxes	(676)	(598)

Adjusted Non-GAAP net income from continuing operations	$2,636	$2,212
Domain sales contribution	(1,549)	(1,552)
Gain on sales and disposals of intangible assets, net	(35)	—
Estimated impact of income taxes on domain gains and sales	607	635

Adjusted Non-GAAP net income excluding domain gains and sales	$1,659	$1,295

Adjusted Non-GAAP EPS from continuing operations	$0.07	$0.05

Adjusted Non-GAAP EPS excluding domain gains and sales	$0.04	$0.03

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	38,713	41,567

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended
	December 31,
	2013	2014
Adjusted Non-GAAP EPS from continuing operations	$0.27	$0.26

Net income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$0.03	$(0.49)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	36,999	40,010

Net income (loss) applicable to common stockholders	$1,817	$(19,217)
Stock-based compensation	9,237	11,903
Acquisition and separation related costs	878	(68)
Amortization of intangible assets from acquisitions	2,926	434
Interest expense and other, net	37	62
Dividends paid to participating securities	—	127
Tax valuation allowance	651	21,686
Discontinued operations, net of tax	(860)	(287)
Estimated impact of income taxes	(4,574)	(3,495)

Adjusted Non-GAAP net income from continuing operations	$10,112	$11,145
Domain sales contribution	(2,388)	(7,341)
Gain on sales and disposals of intangible assets, net	(3,774)	—
Estimated impact of income taxes on domain gains and sales	2,306	2,635

Adjusted Non-GAAP net income from continuing operations excluding domain gains and sales	$6,256	$6,439

Adjusted Non-GAAP EPS from continuing operations	$0.27	$0.26

Adjusted Non-GAAP EPS from continuing operations excluding domain gains and sales	$0.17	$0.15

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	36,999	40,010

Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	2,116

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	36,999	42,125

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended					Twelve Months Ended
	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2013	12/31/2014

Income from operations	$1,544	$1,436	$1,711	$1,225	$590	$2,749	$4,962
Stock-based compensation	2,362	2,883	3,117	3,024	2,879	9,237	11,903
Amortization of intangible assets from acquisitions	426	403	31	—	—	2,926	434

Operating income before amortization (OIBA)	4,332	4,722	4,859	4,249	3,469	14,912	17,299
Acquisition and separation related costs	(62)	—	(68)	—	—	878	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$4,270	$4,722	$4,791	$4,249	$3,469	$15,790	$17,231
Domain sales contribution	(1,549)	(1,893)	(2,217)	(1,552)	(1,679)	(2,388)	(7,341)
Gain on sales and disposals of intangible assets, net	(35)	—	—	—	—	(3,774)	—

Adjusted OIBA excluding domain gains and sales	$2,686	$2,829	$2,574	$2,697	$1,790	9,628	9,890

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended					Twelve Months Ended
	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2013	12/31/2014

Net cash provided by operating activities	$6,109	$8,078	$3,289	$6,750	$4,302	$13,596	$22,419
Changes in assets and liabilities	(1,636)	(2,984)	1,672	(24,736)	58	(1,154)	(25,990)
Income tax expense	958	588	709	22,980	—	1,755	24,277
Acquisition and separation related costs	—	—	—	—	—	940	—
Gain on sales and disposals of intangible assets, net	35	—	—	—	—	3,774	—
Discontinued operations, net of tax	(7)	(9)	—	—	—	42	(9)
Tax effect of gain on sale of discontinued operations	—	—	—	143	—	563	143
Interest expense and other, net	(14)	2	22	18	20	30	62
Excess tax benefits related to stock compensation	(209)	—	—	—	—	—	—

Adjusted EBITDA	$5,236	$5,675	$5,692	$5,155	$4,380	$19,546	$20,902
Domain sales contribution	(1,549)	(1,893)	(2,217)	(1,552)	(1,679)	(2,388)	(7,341)
Gain on sales and disposals of intangible assets, net	(35)	—	—	—	—	(3,774)	—

Adjusted EBITDA excluding domain gains and sales	$3,652	$3,782	$3,475	$3,603	$2,701	$13,384	$13,561

Net cash provided by (used in) investing activities	$(549)	$(807)	$(545)	$(826)	$(1,000)	$1,647	$(3,178)

Net cash provided by (used in) financing activities	$202	$343	$33,680	$(222)	$(3,922)	$(261)	$29,879

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Discontinued Operations

CONSOLIDATED	Q113	Q213	Q313	Q413	Q114	Q214	Q314	Q414

GAAP Revenue	$34,732	$37,578	$40,560	$39,680	$50,496	$49,676	$49,181	$33,291

Adjusted OIBA	$3,604	$3,550	$4,366	$4,270	$4,722	$4,791	$4,249	$3,469

Adjusted EBITDA	$4,516	$4,480	$5,314	$5,236	$5,675	$5,692	$5,155	$4,380

CALL-DRIVEN AND RELATED	Q113	Q213	Q313	Q413	Q114	Q214	Q314	Q414

GAAP Revenue	$31,108	$33,893	$35,668	$34,457	$45,492	$45,857	$46,379	$30,323

Adjusted OIBA	$1,371	$1,508	$1,693	$1,725	$2,411	$2,897	$3,279	$2,512

Adjusted EBITDA	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764	$4,170	$3,409

ARCHEO	Q113	Q213	Q313	Q413	Q114	Q214	Q314	Q414

GAAP Revenue	$3,624	$3,685	$4,892	$5,223	$5,004	$3,819	$2,802	$2,968

Adjusted OIBA	$2,233	$2,042	$2,673	$2,545	$2,311	$1,894	$970	$957

Adjusted EBITDA	$2,270	$2,079	$2,716	$2,618	$2,363	$1,928	$985	$971

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary by Segment

(in thousands)

(unaudited)

	Three Months Ended					Twelve Months Ended
	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2013	12/31/2014
Marchex - Consolidated[5]
Revenue - GAAP[2]	$39,680	$50,496	$49,676	$49,181	$33,291	$152,550	$182,644
Revenue including domain gains[3]	$39,715	$50,496	$49,676	$49,181	$33,291	$156,324	$182,644
Adjusted OIBA including domain gains and sales[4]	$4,270	$4,722	$4,791	$4,249	$3,469	$15,790	$17,231
Adjusted OIBA excluding domain gains and sales[4]	$2,686	$2,829	$2,574	$2,697	$1,790	$9,628	$9,890
Adjusted EBITDA including domain gains and sales[4]	$5,236	$5,675	$5,692	$5,155	$4,380	$19,546	$20,902
Adjusted EBITDA excluding domain gains and sales[4]	$3,652	$3,782	$3,475	$3,603	$2,701	$13,384	$13,561

Call-Driven[1] and related
Revenue - GAAP	$34,457	$45,492	$45,857	$46,379	$30,323	$135,126	$168,051
Adjusted OIBA[4]	$1,725	$2,411	$2,897	$3,279	$2,512	$6,297	$11,099
Adjusted EBITDA[4]	$2,618	$3,312	$3,764	$4,170	$3,409	$9,863	$14,655

Archeo[1,5]
Revenue - GAAP[2]	$5,223	$5,004	$3,819	$2,802	$2,968	$17,424	$14,593
Revenue including domain gains[3]	$5,258	$5,004	$3,819	$2,802	$2,968	$21,198	$14,593
Adjusted OIBA including domain gains and sales[4]	$2,545	$2,311	$1,894	$970	$957	$9,493	$6,132
Adjusted OIBA excluding domain gains and sales[4]	$961	$418	$(323)	$(582)	$(722)	$3,331	$(1,209)
Adjusted EBITDA including domain gains and sales[4]	$2,618	$2,363	$1,928	$985	$971	$9,683	$6,247
Adjusted EBITDA excluding domain gains and sales[4]	$1,034	$470	$(289)	$(567)	$(708)	$3,521	$(1,094)

1	The financial results for Call-Driven and Archeo have been derived from the unaudited condensed consolidated financial statements.

The Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses.

The Archeo financial results include direct operating expenses.

2	In September 2013, Marchex launched its Domains Marketplace and through it, commenced buying and selling of domains.

Domain sales occurring after this date are included in GAAP revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.

3	Domain sales recognized in gain on sales and disposals of intangible assets, net.
4	These are non-GAAP measures of operating results and liquidity. These non-GAAP measures are adjusted for net gains from sales of intangible assets, net and direct contribution of domain sales sold through its Domains Marketplace.
5	Amounts presented exclude results of discontinued operations. Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Three Months Ended					Twelve Months Ended
	12/31/2013	3/31/2014	6/30/2014	9/30/2014	12/31/2014	12/31/2013	12/31/2014
Revenue[6]
Consolidated - GAAP[1]	$39,680	$50,496	$49,676	$49,181	$33,291	$152,550	$182,644
Add: Domain gains[2]	35	—	—	—	—	3,774	—

Consolidated including domain gains and sales[3]	39,715	50,496	49,676	49,181	33,291	156,324	182,644
Less: Archeo[4] including domain gains and sales[3]	5,258	5,004	3,819	2,802	2,968	21,198	14,593

Call-Driven[4] and related	$34,457	$45,492	$45,857	$46,379	$30,323	$135,126	$168,051

Adjusted OIBA[5,6]
Consolidated excluding domain gains and sales	$2,686	$2,829	$2,574	$2,697	$1,790	$9,628	$9,890
Add: Domain gains and sales	1,584	1,893	2,217	1,552	1,679	6,162	7,341

Consolidated including domain gains and sales	4,270	4,722	4,791	4,249	3,469	15,790	17,231
Less: Archeo[4] including domain gains and sales	2,545	2,311	1,894	970	957	9,493	6,132

Call-Driven[4] and related	$1,725	$2,411	$2,897	$3,279	$2,512	$6,297	$11,099

Adjusted EBITDA[5,6]
Consolidated excluding domain gains and sales	$3,652	$3,782	$3,475	$3,603	$2,701	$13,384	$13,561
Add: Domain gains and sales	1,584	1,893	2,217	1,552	1,679	6,162	7,341

Consolidated including domain gains and sales	5,236	5,675	5,692	5,155	4,380	19,546	20,902
Less: Archeo[4] including domain gains and sales	2,618	2,363	1,928	985	971	9,683	6,247

Call-Driven[4] and related	$2,618	$3,312	$3,764	$4,170	$3,409	$9,863	$14,655

1	In September 2013, Marchex launched its Domains Marketplace and through it, commenced buying and selling of domains.

Domain sales occurring after this date are included in GAAP revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets, net in the unaudited condensed consolidated financial statements.

2	Domain sales recognized in gain on sales and disposals of intangible assets, net in the unaudited condensed consolidated financial statements.
3	Domain sales recognized in either gain on sales and disposals of intangible assets or in revenue in the unaudited condensed consolidated financial statements.
4	The financial results for Call-Driven and Archeo have been derived from the unaudited condensed consolidated financial statements.

The Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses.

The Archeo financial results include direct operating expenses.

5	These are non-GAAP measures of operating results and liquidity. These non-GAAP measures are adjusted for net gains from sales of intangible assets, net and direct contribution of domain sales sold through its Domains Marketplace.
6	Amounts presented exclude results of discontinued operations. Financial results of discontinued operations related to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.